Exhibit 99.1

Commercial Bancgroup, Inc. Announces Results for the Third Quarter 2026

HARROGATE, TN – October 26, 2026 – Commercial Bancgroup, Inc. (“Commercial” or the “Company”) (Nasdaq: CBK), the parent company of Commercial Bank (the “Bank”), today announced net income of $10.9 million, or $0.79 per diluted common share, for the third quarter of 2026, compared to net income of $9.5 million, or $0.77 per diluted common share, for the third quarter of 2025. Core (net of any one-time adjustments) net income was $10.9 million, or $0.79 per diluted common share, for the third quarter of 2026, compared to core net income of $9.5 million, or $0.77 per diluted common share, for the third quarter of 2025.

Prior to Commercial’s initial public offering (“IPO”) of its common stock in October 2025, Commercial had three classes of common stock outstanding: common stock, Class B common stock, and Class C common stock. On September 18, 2025, Commercial’s charter was amended and restated. The Company’s amended and restated charter provided for, among other things:

●	effective upon the filing of the amended and restated charter, the reclassification and conversion of (i) each outstanding share of Class B common stock into 1.15 shares of common stock and (ii) each outstanding share of Class C common stock into 1.05 shares of common stock (collectively, the “Stock Reclassification”); and

●	effective immediately following the Stock Reclassification, a 250-for-1 forward stock split in respect of the outstanding shares of the Company’s common stock (the “Stock Split”).

Our financial statements, including earnings per share and book value per share data, reflect the Stock Reclassification and Stock Split retroactively. Because the IPO occurred after September 30, 2025, the financial impacts of the IPO are reflected in the fourth quarter of 2025 in the financial statements presented in this press release.

Third Quarter 2026 Performance Highlights:

●	Net income of $10.9 million or $0.79 per diluted common share; Core net income of $10.9 million or $0.79 per diluted common share (see non-GAAP reconciliation)

●	Return on average assets (“ROAA”) of 1.84%; Core ROAA of 1.84% (see non-GAAP reconciliation)

●	Return on average equity (“ROAE”) of 14.16%; Core ROAE of 14.16% (see non-GAAP reconciliation)

●	Return on average tangible common equity (“ROATCE”) of 14.68%; Core ROATCE of 14.68% (see non-GAAP reconciliation)

●	Net interest margin of 4.14%, an increase of 8 basis points from the second quarter of 2026

●	Core efficiency ratio of 43.68% (see non-GAAP reconciliation)

●	Loans outstanding net of deferred fees and discounts increased $42.8 million during the quarter, or 2.2% from the second quarter of 2026

●	Book value per share increased $0.62, or 2.8%, to $22.71 and tangible book value per share increased $0.64, or 3.0%, to $21.92 at September 30, 2026 from $22.09 and $21.28, respectively, at June 30, 2026 (see non-GAAP reconciliation)

●	Net charge-offs to average loans of 0.00% and nonperforming assets to total assets of 0.31%

Year-To-Date Highlights:

●	Net income of $30.6 million or $2.23 per diluted common share for the nine months ended September 30, 2026, compared to $27.1 million or $2.22 per diluted common share for the nine months ended September 30, 2025

●	ROAA of 1.76% for the nine months ended September 30, 2026, compared to 1.61% for the nine months ended September 30, 2025

●	ROAE of 13.71% for the nine months ended September 30, 2026, compared to 15.75% for the nine months ended September 30, 2025

●	Total operating revenue of $72.4 million for the nine months ended September 30, 2026, compared to $66.9 million for the nine months ended September 30, 2025

●	Noninterest expense of $33.0 million for the nine months ended September 30, 2026, compared to $31.9 million for the nine months ended September 30, 2025

●	Book value per share of $22.71 as of September 30, 2026, compared to $20.03 as of September 30, 2025

●	Tangible book value per share of $21.92 as of September 30, 2026, compared to $19.05 as of September 30, 2025 (see non-GAAP reconciliation)

●	Core efficiency ratio of 44.7% for the nine months ended September 30, 2026, compared to 47.1% for the nine months ended September 30, 2025 (see non-GAAP reconciliation)

Balance Sheet Trends

Total assets were $2.4 billion as of September 30, 2026, compared to $2.2 billion as of September 30, 2025.

Loans outstanding net of deferred fees and discounts were $2.0 billion as of September 30, 2026, an increase of $216.1 million, or 12.2%, from September 30, 2025.

As of September 30, 2026, the Bank exceeded the minimum requirements to be well-capitalized for bank regulatory purposes, with a total risk-based capital ratio of 14.2%, a Tier 1 risk-based capital ratio of 13.3%, a common equity Tier 1 capital ratio of 13.3%, and a Tier 1 leverage ratio of 11.8%.

Total deposits were $1.9 billion as of September 30, 2026, an increase of $106.8 million, or 6.0%, from September 30, 2025.

Noninterest-bearing demand deposits increased $9.6 million, or 2.4%, to $408.2 million as of September 30, 2026, from $398.6 million as of September 30, 2025.

Non-brokered deposits were $1.8 billion as of September 30, 2026, an increase of $107.5 million, or 6.2%, from September 30, 2025. This increase was primarily driven by normal customer business cycles and deposit growth.

Nonperforming assets to total assets were 0.31% as of September 30, 2026, compared with 0.27% as of September 30, 2025. The allowance for credit losses to total loans was 0.96% and 1.02%, as of September 30, 2026 and September 30, 2025, respectively.

Net Income Before Income Taxes

Net income before income taxes was $13.8 million for the three months ended September 30, 2026, an increase of $1.5 million, or 12.5%, from the three months ended September 30, 2025. The increase was primarily the result of a $1.9 million, or 9.5%, increase in net interest income after provision for credit losses and a $0.1 million, or 2.8%, increase in noninterest income, partially offset by a $0.4 million, or 4.3%, increase in noninterest expense.

Noninterest Income

Noninterest income was $2.7 million for the three months ended September 30, 2026, an increase of $0.1 million, or 2.8%, compared to the three months ended September 30, 2025. The increase was primarily due to increases in ATM fees and bank-owned life insurance income.

About Commercial Bancgroup, Inc.

Commercial Bancgroup, Inc. is a bank holding company headquartered in Harrogate, Tennessee. Through our wholly owned subsidiary, Commercial Bank, a Tennessee state-chartered bank, we offer a suite of traditional consumer and commercial banking products and services to businesses and individuals in select markets in Kentucky, North Carolina, and Tennessee. More information about Commercial can be found on its website at www.cbtn.com.

Commercial Bancgroup, Inc.

Financial Tables

Financial Highlights (unaudited)	Table 1A

	As of and for the Three Months Ended					As of and for the Nine Months Ended
(dollars in thousands except per share amounts)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Selected Operating Data:
Interest and Dividend Income	$31,433	$30,154	$29,463	$29,958	$30,021	$91,050	$91,645
Interest Expense	8,946	8,639	8,985	9,148	9,799	26,570	32,025
Net Interest Income	22,487	21,515	20,478	20,810	20,222	64,480	59,620
Provision for Credit Losses	348	399	122	463	-	869	-
Net Interest Income After Provision for Credit Losses	22,139	21,116	20,356	20,347	20,222	63,611	59,620
Noninterest Income	2,699	2,650	2,591	2,667	2,626	7,941	7,293
Noninterest Expense	11,001	10,872	11,087	10,623	10,552	32,960	31,859
Income Before Income Taxes	13,837	12,894	11,860	12,391	12,296	38,591	35,054
Provision for Income Taxes	2,969	2,678	2,326	2,224	2,829	7,973	7,997
Net Income	10,868	10,216	9,534	10,167	9,467	30,618	27,057
Add: Non-recurring Expense Net of Taxes	-	-	470	-	-	470	231
Core Net Income (1)	10,868	10,216	10,004	10,167	9,467	31,088	27,288

(1)	Considered non-GAAP financial measure - See “Non-GAAP Financial Measures” and reconciliation of non-GAAP financial measures at Table 10

Financial Highlights (unaudited)

	As of and for the Three Months Ended					As of and for the Nine Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Share and Per Share Data:
Basic earnings per share	$0.79	$0.75	$0.70	$0.74	$0.77	$2.23	$2.22
Diluted earnings per share	$0.79	$0.74	$0.70	$0.74	$0.77	$2.23	$2.22
Core (net of any one-time adjustments) net income per share (1) diluted	$0.79	$0.74	$0.73	$0.74	$0.77	$2.27	$2.24
Book value per share	$22.71	$22.09	$21.43	$20.83	$20.03	$22.71	$20.03
Tangible book value per share (1)	$21.92	$21.28	$20.60	$19.98	$19.05	$21.92	$19.05
Shares of common stock outstanding	13,710,195	13,701,270	13,697,987	13,697,987	12,239,644	13,710,195	12,239,644
Weighted average common shares outstanding	13,701,368	13,700,296	13,697,987	13,697,987	12,239,644	13,699,901	12,205,817
Weighted average diluted shares outstanding	13,720,149	13,722,727	13,712,162	13,704,030	12,240,568	13,718,682	12,206,128

(1)	Considered non-GAAP financial measure - See “Non-GAAP Financial Measures” and reconciliation of non-GAAP financial measures at Table 10

Financial Highlights (unaudited)

	As of and for the Three Months Ended					As of and for the Nine Months Ended
(dollars in thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Selected Balance Sheet Data:
Total assets	$2,442,326	$2,376,584	$2,328,789	$2,291,455	$2,214,408	$2,442,326	$2,214,408
Securities available-for-sale at fair value	37,072	38,553	42,175	43,137	29,556	37,072	29,556
Securities held-to-maturity, at carrying value, net of allowance for credit losses	96,875	94,343	96,387	97,728	131,915	96,875	131,915
Loans outstanding net of deferred fees and discounts	1,983,326	1,940,536	1,892,174	1,873,533	1,767,193	1,983,326	1,767,193
Allowance for credit losses	19,029	18,722	18,329	18,096	17,942	19,029	17,942
Goodwill and other intangible assets	11,629	12,012	12,392	12,767	13,149	11,629	13,149
Total deposits	1,887,395	1,873,172	1,892,217	1,815,734	1,780,634	1,887,395	1,780,634
Core deposits (1)	1,731,907	1,709,887	1,744,967	1,663,931	1,630,897	1,731,907	1,630,897
Other borrowings	211,325	175,817	118,248	166,838	162,760	211,325	162,760
Total Shareholders’ equity	311,307	302,618	293,518	285,344	245,153	311,307	245,153

(1)	Considered non-GAAP financial measure - See “Non-GAAP Financial Measures” and reconciliation of non-GAAP financial measures at Table 10

Financial Highlights (unaudited)

	As of and for the Three Months Ended					As of and for the Nine Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Balance Sheet and Capital Ratios (Commercial Bancgroup, Inc.):
Loan-to-deposit ratio	104.07%	102.60%	99.03%	102.19%	98.24%	104.07%	98.24%
Noninterest bearing deposits to total deposits	21.63%	22.87%	21.22%	21.91%	22.39%	21.63%	22.39%
Total shareholders’ equity to total assets	12.75%	12.73%	12.60%	12.45%	11.07%	12.75%	11.07%
Tangible common equity to tangible assets (1)	12.36%	12.33%	12.18%	12.01%	10.59%	12.36%	10.59%
Tier 1 risk-based ratio Common equity tier 1 ratio	14.69%	14.55%	14.73%	14.99%	12.83%	14.69%	12.83%
Total risk-based capital ratio	15.61%	15.48%	15.68%	15.96%	14.12%	15.61%	14.12%
Other
Number of branches	34	34	34	34	34	34	34
Number of full-time equivalent employees	292	293	287	287	287	292	287

(1)	Considered non-GAAP financial measure - See “Non-GAAP Financial Measures” and reconciliation of non-GAAP financial measures at Table 10

Financial Highlights (unaudited)	Table 1B

	As of and for the Three Months Ended					As of and for the Nine Months Ended
(dollars in thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Performance Ratios:
Pre-tax pre-provision net income (PPNI) (1)	$14,185	$13,293	$11,982	$12,854	$12,296	$39,461	$35,054
Return on average assets (ROAA)	1.84	1.78	1.66	1.81	1.74	1.76	1.61
Return on average equity (ROAE)	14.16	13.73	13.22	15.65	15.81	13.71	15.75
Core return on average assets (ROAA)(1)	1.84	1.78	1.74	1.81	1.74	1.79	1.63
Core Return on average equity (ROAE)(1)	14.16	13.73	13.87	15.65	15.81	13.92	15.88
Return on average tangible common equity (ROATCE) (1)	14.68	14.26	13.76	16.40	16.65	14.25	16.62
Core return on average tangible common equity (ROATCE) (1)	14.68	14.26	14.44	16.40	16.65	14.46	16.77
Net interest rate spread	3.50	3.44	3.27	3.34	3.32	3.39	3.14
Net interest margin	4.14	4.06	3.88	4.01	4.02	4.03	3.82
Cost of Total Funding	1.77	1.75	1.82	1.88	2.07	1.78	2.17
Efficiency ratio	43.68	44.99	48.06	45.25	46.18	45.51	47.61
CORE efficiency ratio (1)	43.68	44.99	45.45	45.25	46.18	44.68	47.15
Noninterest income to average assets	0.46	0.46	0.45	0.47	0.48	0.46	0.43
Noninterest expense to average assets	1.87	1.89	1.93	1.89	1.94	1.90	1.90
Average interest-earning assets to
average interest-bearing liabilities	1.38	1.38	1.36	1.38	1.36	1.38	1.33
Average equity to average total assets	0.13	0.13	0.13	0.12	0.11	0.13	0.10

(1)	Considered non-GAAP financial measure - See “Non-GAAP Financial Measures” and reconciliation of non-GAAP financial measures at Table 10

Financial Highlights (unaudited)

	As of and for the Three Months Ended					As of and for the Nine Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Asset Quality Data:
Net charge-offs to average loans	0.00%	0.00%	0.01%	0.01%	0.00%	0.00%	0.01%
Total allowance for credit losses to total loans	0.96%	0.96%	0.97%	0.97%	1.02%	0.96%	1.02%
Total allowance for credit losses to nonperforming loans	285%	281%	313%	290%	333%	285%	333%
Nonperforming loans to gross loans	0.34%	0.34%	0.31%	0.33%	0.31%	0.34%	0.31%
Nonperforming assets to total assets	0.31%	0.31%	0.28%	0.28%	0.27%	0.31%	0.27%

Quarter End Balance Sheets (unaudited)	Table 2

(dollars in thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Assets
Cash and due from banks	$174,916	$161,327	$151,610	$118,989	$122,945
Federal funds sold	7,663	8,787	16,784	25,329	31,841
Investment securities	133,947	132,896	138,562	140,865	161,471
Gross loans less deferred fees and discounts	1,983,326	1,940,536	1,892,174	1,873,533	1,767,193
Allowance for credit losses	(19,029)	(18,722)	(18,329)	(18,096)	(17,942)
Loans, net of allowance for credit losses	1,964,297	1,921,813	1,873,845	1,855,437	1,749,251
Premises and equipment, net	50,907	50,145	49,445	49,765	50,268
Foreclosed assets held for sale, net	888	755	575	253	533
Bank owned life insurance	46,954	46,619	46,469	46,648	46,482
Goodwill and other intangible assets	11,629	12,012	12,392	12,767	13,149
Deferred tax asset	1,190	1,076	1,056	1,003	1,427
Other	49,935	41,153	38,049	40,399	37,041
Total Assets	$2,442,326	$2,376,584	$2,328,789	$2,291,455	$2,214,408

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Demand	975,548	942,633	973,678	913,986	928,958
Savings, NOW and money market	407,028	413,904	415,132	414,716	382,002
Time	504,819	516,635	503,408	487,032	469,674
Total deposits	1,887,395	1,873,172	1,892,217	1,815,734	1,780,634
Short-term borrowings	142,422	102,570	45,068	88,251	62,663
Long-term debt	68,903	73,247	73,181	78,587	100,097
Interest Payable	2,505	2,575	2,644	2,962	3,410
Other Liabilities	29,794	22,402	22,161	20,576	22,451
Total Liabilities	2,131,019	2,073,966	2,035,271	2,006,110	1,969,255

Shareholders’ Equity
Common stock	137	137	137	137	122
Additional paid-in capital	38,681	38,683	38,536	38,377	8,406
Retained earnings	273,739	264,515	255,670	247,505	237,366
Accumulated other comprehensive loss	(1,250)	(717)	(825)	(675)	(741)
Total Shareholders’ equity	311,307	302,618	293,518	285,344	245,153
Total liabilities and shareholders’ equity	$2,442,326	$2,376,584	$2,328,789	$2,291,454	$2,214,408

Statement of Operations (unaudited)							Table 3

	As of and for the Three Months Ended					As of and for the Nine Months Ended
(dollars in thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Interest and Dividend Income
Loans, including fees	$29,605	$28,396	$27,675	$27,866	$28,074	$85,676	$84,436
Debt securities-taxable	829	832	838	739	929	2,499	2,974
Debt securities-tax-exempt	105	109	114	114	102	328	328
Dividends on restricted stock	131	151	147	157	156	429	464
Interest-bearing deposits	763	666	689	1,082	760	2,118	3,444
Total interest and dividend income	31,433	30,154	29,463	29,958	30,021	91,050	91,646

Interest expense
Deposits	8,355	8,032	8,315	8,441	8,654	24,702	28,665
Short-term borrowings	46	40	47	18	55	133	130
Long-term debt	545	567	623	689	1,090	1,735	3,230

Total interest expense	8,946	8,639	8,985	9,148	9,799	26,570	32,025
Net interest income	22,487	21,515	20,478	20,810	20,222	64,480	59,620

Provision for credit losses	348	399	122	463	-	869	-
Net interest income after provision for credit losses	22,139	21,116	20,356	20,347	20,222	63,611	59,620

Noninterest Income
Customer service fees	778	774	781	779	735	2,334	2,064
Net gains on sales of premises and equipment	-	30	-	44	20	30	25
Net gains on sales of foreclosed assets	-	-	107	48	110	107	113
ATM fees	985	977	854	877	846	2,816	2,537
Increase in BOLI	461	315	312	342	306	1,088	950
Other	475	554	537	577	609	1,566	1,604

Total noninterest income	2,699	2,650	2,591	2,667	2,626	7,941	7,293

Statement of Operations (unaudited)							Table 3

	As of and for the Three Months Ended					As of and for the Nine Months Ended
(dollars in thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Noninterest Expense
Salaries and employee benefits	$5,988	$5,683	$5,716	$5,753	$5,729	$17,387	$17,012
Occupancy	843	856	843	877	738	2,542	2,529
Data processing	1,136	1,099	1,101	1,068	1,103	3,336	3,461
Deposit insurance premiums	259	202	242	234	267	703	738
Professional fees	131	440	209	229	136	780	617
Depreciation and amortization	992	942	933	1,001	955	2,867	2,706
Other	1,652	1,650	1,440	1,461	1,624	4,742	4,795
Loss on retirement of debt	-	-	603	-	-	603	-

Total noninterest expense	11,001	10,872	11,087	10,623	10,552	32,960	31,858

Income before income taxes	13,837	12,894	11,860	12,391	12,296	38,592	35,054
Provision for income taxes	2,969	2,678	2,326	2,224	2,829	7,973	7,997
Net Income	10,868	10,216	9,534	10,167	9,467	30,619	27,057
Less: Net Income Attributable to Noncontrolling Interest	-	-	-	-	-	-	-
Net Income attributable to Commercial Bancgroup, Inc.	$10,868	$10,216	$9,534	$10,167	$9,467	$30,619	$27,057

QTD Average Balances and Yields/Rates (unaudited)									Table 4

	Three Months Ended
(dollars in thousands)	September 30, 2026			June 30, 2026			March 31, 2026
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Interest Earning Assets
Gross loans, net of unearned income	$1,948,090	$29,605	6.1%	$1,902,119	$28,396	6.0%	$1,883,103	$27,675	5.9%
Investment securities	132,441	1,065	3.2%	138,726	1,092	3.1%	140,223	1,099	3.1%
Other interest-earning assets	93,800	763	3.3%	77,015	666	3.5%	85,953	689	3.2%
Total interest-earning assets	2,174,331	31,433	5.8%	2,117,860	30,154	5.7%	2,109,279	29,463	5.6%
Noninterest-earning assets:
Allowance for credit losses	(18,892)			(18,497)			(18,283)
Noninterest-earning assets	202,006			202,388			205,119
Total Assets	2,357,445			2,301,751			2,296,115

Interest-bearing liabilities:
Interest-bearing DDAs	567,717	2,853	2.0%	540,531	2,501	1.9%	575,981	2,809	2.0%
NOW, savings and MMDA deposits	409,530	1,367	1.3%	417,468	1,415	1.4%	412,533	1,425	1.4%
Time Deposits	517,679	4,135	3.2%	494,379	4,116	3.3%	479,804	4,081	3.4%
Federal Home Loan bank advances	58,424	431	3.0%	60,270	452	3.0%	60,522	467	3.1%
Other borrowings	17,395	160	3.7%	18,050	155	3.4%	20,355	203	4.0%
Total interest-bearing liabilities	1,570,745	8,946	2.3%	1,530,698	8,639	2.3%	1,549,195	8,985	2.3%
Noninterest bearing liabilities:
Noninterest bearing deposits	446,743			444,701			430,842
Other liabilities	33,029			28,723			27,593
Total noninterest bearing liabilities	479,772			473,424			458,435
Shareholders’ equity	306,929			297,631			288,485
Total liabilities and shareholders’ equity	2,357,446			2,301,753			2,296,115
Net interest income		22,487			21,515			20,478
Net interest rate spread			3.50%			3.44%			3.27%
Net interest margin			4.14%			4.06%			3.88%
Cost of total deposits			1.72%			1.69%			1.75%
Cost of total funding			1.77%			1.75%			1.82%

YTD Average Balances and Yields/Rates (unaudited)						Table 5

	Nine Months Ended
	September 30, 2026			September 30, 2025
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate

Interest Earning Assets
Gross loans, net of unearned income	1,911,104	85,676	6.0%	1,786,357	84,435	6.3%
Investment securities	137,130	3,256	3.2%	180,975	3,766	2.8%
Other interest-earning assets	85,589	2,118	3.3%	111,265	3,444	4.1%
Total interest-earning assets	2,133,823	91,050	5.7%	2,078,597	91,645	5.9%
Noninterest-earning assets:
Allowance for credit losses	(18,557)			(18,151)
Noninterest-earning assets	203,171			175,750
Total Assets	2,318,437			2,236,196

Interest-bearing liabilities:
Interest-bearing DDAs	561,410	8,163	1.9%	538,268	9,083	2.2%
NOW, savings and MMDA deposits	413,177	4,207	1.4%	385,694	4,318	1.5%
Time Deposits	497,287	12,332	3.3%	533,863	15,264	3.8%
Federal Home Loan bank advances	59,739	1,350	3.0%	62,965	1,334	2.8%
Other borrowings	18,600	518	3.7%	45,160	2,026	6.0%
Total interest-bearing liabilities	1,550,213	26,570	2.3%	1,565,950	32,025	2.7%

Loan Data (unaudited)									Table 6

	As of Quarter Ended
	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025
(dollars in thousands)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Real Estate Loans
Commercial	$1,182,947	59%	$1,140,480	59%	$1,114,516	59%	$1,113,440	59%	$1,002,192	57%
Construction and land development	197,644	10%	201,781	10%	195,189	10%	176,688	9%	201,399	11%
Residential	386,584	20%	387,142	20%	383,346	20%	377,943	20%	376,769	21%
Other	18,108	1%	18,336	1%	14,511	1%	14,824	1%	14,831	1%
Commercial	184,715	9%	179,935	9%	171,029	9%	174,248	9%	154,732	9%
Consumer and other	19,326	1%	19,535	1%	19,497	1%	22,867	1%	23,651	1%
Total loans	1,989,324	100%	1,947,209	100%	1,898,088	100%	1,880,010	100%	1,773,574	100%
Deferred loan fees and discounts	5,998		6,673		5,914		6,477		6,381
Allowance for credit
Losses	19,029		18,722		18,329		18,096		17,942
Loans, net	1,964,297		1,921,813		1,873,845		1,855,437		1,749,251

Nonperforming Assets (unaudited)					Table 7

	As of the Quarter Ended
(dollars in thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025

Nonaccrual loans	$6,686	$6,661	$5,861	$6,245	$5,390
Past due loans 90 days and still accruing	-	-	-	-	-
Total nonperforming loans	6,686	6,661	5,861	6,245	5,390
Other real estate owned	888	755	575	253	533
Total nonperforming assets	$7,574	$7,416	$6,436	$6,498	$5,923

Allowance for credit losses	$19,029	$18,722	$18,329	$18,096	$17,942
Total loans outstanding at end of period net of deferred loan fees and discounts	$1,983,326	$1,940,536	$1,892,174	$1,873,533	$1,767,193

Nonperforming loans to total loans	0.34%	0.34%	0.31%	0.33%	0.31%
Nonperforming assets to total loans and OREO	0.38%	0.38%	0.34%	0.35%	0.34%
Allowance for credit losses to nonperforming loans	285%	281%	313%	290%	333%
Allowance for credit losses to total loans	0.96%	0.96%	0.97%	0.97%	1.02%
Nonaccrual loans to total assets	0.27%	0.28%	0.25%	0.27%	0.24%
Nonperforming assets to total assets	0.31%	0.31%	0.28%	0.28%	0.27%

Allowance for credit losses (unaudited)							Table 8

	As of and for the Three Months Ended					As of and for the Nine Months Ended
(dollars in thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025

Average loans outstanding	$1,948,090	$1,902,119	$1,883,103	$1,807,127	$1,767,379	$1,911,104	$1,786,357
Total loans outstanding at end of period net of deferred loan fees and discounts	1,983,326	1,940,536	1,892,174	1,873,533	1,767,193	1,983,326	1,767,193
ACL balance, beginning of period	18,722	18,329	18,096	17,942	17,989	18,096	18,205
Charge-offs:
Commercial real estate	-	-	-	(284)	-	-	(18)
Construction and land development	-	-	-	-	-	-	-
Residential real estate	-	-	-	-	-	-	(121)
Commercial	(30)	-	-	(48)	-	(30)	(314)
Consumer and other	(22)	(18)	(15)	(13)	(186)	(55)	(237)
Total charge-offs	(52)	(18)	(15)	(345)	(186)	(85)	(690)

Recoveries:
Commercial real estate	-	-	114	-	108	114	151
Construction and land development	-	-	-	-	-	-	202
Residential real estate	-	1	-	20	26	1	44
Commercial	1	1	1	7	1	3	4
Consumer and other	10	5	11	56	4	26	26
Total recoveries	11	7	126	83	139	144	427

Net (charge-offs) recoveries	(41)	(11)	111	(262)	(47)	59	(263)
Provision for credit losses	348	404	122	416	-	874	-
ACL balance at end of period	$19,029	$18,722	$18,329	$18,096	$17,942	$19,029	$17,942
Ratio of allowance to end of period loans	0.96%	0.96%	0.97%	0.97%	1.02%	0.96%	1.02%
Ratio of net (charge-offs) recoveries to average loans	0.00%	0.00%	0.01%	-0.01%	0.00%	0.00%	-0.01%

Loan Risk Ratings (unaudited)					Table 9

	As of the Quarter Ended
(dollars in thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Real Estate Loans
Commercial
Pass	$1,166,346	$1,131,324	$1,105,529	$1,104,532	$999,788
Special mention	15,963	8,835	8,897	8,814	1,776
Substandard	638	321	90	94	628
Total Commercial	$1,182,947	$1,140,480	$1,114,516	$1,113,440	$1,002,192
Construction and land development
Pass	$197,201	$201,389	$194,983	$176,014	$201,363
Special mention	412	359	171	78	-
Substandard	31	32	35	596	36
Total Construction and land development	$197,644	$201,781	$195,189	$176,688	$201,399
Residential
Pass	$379,876	$380,157	$377,179	$371,583	$371,226
Special mention	624	631	545	833	838
Substandard	6,084	6,354	5,622	5,527	4,705
Total Residential	$386,584	$387,142	$383,346	$377,943	$376,769
Other
Pass	$18,108	$18,336	$14,511	$14,824	$14,831
Special mention	-	-	-	-	-
Substandard	-	-	-	-	-
Total Other	$18,108	$18,336	$14,511	$14,824	$14,831
Commercial
Pass	$183,830	$179,002	$170,093	$173,324	$153,819
Special mention	666	685	701	793	733
Substandard	220	248	235	131	180
Total Commercial	$184,715	$179,934	$171,029	$174,248	$154,732
Consumer and Other
Pass	$19,218	$19,423	$19,399	$22,768	$23,616
Special mention	30	34	44	21	5
Substandard	77	78	54	79	30
Total Consumer	$19,326	$19,535	$19,497	$22,868	$23,651
Total loans
Pass	$1,964,579	$1,929,632	$1,881,694	$1,863,045	$1,764,643
Special mention	17,695	10,543	10,358	10,539	3,352
Substandard	7,050	7,034	6,036	6,427	5,579
Total Gross loans	$1,989,324	$1,947,209	$1,898,088	$1,880,011	$1,773,574

Non-GAAP Financial Measures

This press release contains certain financial measures that are not financial measures recognized under generally accepted accounting principles in the U.S. (“GAAP”) and, therefore, are considered non-GAAP financial measures and should be read along with the accompanying reconciliation of non-GAAP financial measures to GAAP financial measures. We use non-GAAP financial measures, certain of which are included in this press release, both to explain our operating results to shareholders and the investment community and to evaluate, analyze, and manage our business. We believe that these non-GAAP financial measures provide a better understanding of ongoing operations, enhance the comparability of results across periods, and enable investors to better understand our performance. Our management believes that the “core” metrics described below and used in this press release assist users of the Company’s financial statements with their financial analysis period-over-period as they exclude certain non-recurring items. However, non-GAAP financial measures should not be considered in isolation and should be considered supplemental in nature and not as a substitute for or superior to the most directly comparable or other financial measures calculated in accordance with GAAP. Additionally, the manner in which the non-GAAP financial measures contained in this press release are calculated may differ from the manner in which measures with similar names are calculated by other companies. You should understand how other companies calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures contained in this press release when comparing such financial measures.

The non-GAAP financial measures in this press release include the following:

●	Core deposits. We calculate core deposits by excluding jumbo time deposits (deposits greater than $250,000) and brokered deposits from total deposits.

●	Core net income. We define core net income as net income plus non-recurring expenses, net of the related tax effect of non-recurring expenses.

●	Core net income per share diluted. We define core net income per share diluted as core net income divided by weighted average diluted common shares outstanding.

●	Core ROAA. We define core ROAA as core net income divided by average assets, with average assets based upon the average daily balance of total assets in each period.

●	Core ROAE. We define core ROAE as core net income divided by average shareholders’ equity, with average shareholders’ equity based upon the average daily balance of total shareholders’ equity in each period.

●	Core ROATCE. We define core ROATCE as core net income divided by total average shareholders’ equity less average intangible assets (goodwill and core deposit intangibles) net of tax impact.

●	Pre-tax pre-provision net income (PPNI). We define pre-tax pre-provision net income as pre-tax net income plus provision for credit losses.

●	Core efficiency ratio. We define core efficiency ratio as noninterest expenses (less non-recurring expenses), divided by operating revenue (net interest income plus total noninterest income). This ratio is an indicator used by our management to assess operating efficiencies and is intended to demonstrate how efficiently our management is controlling expenses relative to generating revenues on our core activities.

●	Pre-tax, pre-provision ROAA. We define pre-tax, pre-provision ROAA as pre-tax, pre-provision net income divided by average assets calculated based upon the average daily balance of total assets in each period.

●	Tangible assets. We define tangible assets as total assets less goodwill and other intangible assets.

●	ROATCE. We define ROATCE as net income divided by total average shareholders’ equity less average intangible assets (goodwill and core deposit intangibles) net of tax impact.

●	Tangible book value per share. We define tangible book value per share as our tangible common equity, which is shareholders’ equity reduced by goodwill and other intangible assets, divided by total shares outstanding.

●	Tangible common equity to tangible assets. We define tangible common equity to tangible assets as tangible common equity divided by tangible assets calculated as total assets net of intangible assets.

The following table provides a reconciliation of the above non-GAAP financial measures to their most directly comparable financial measure presented in accordance with GAAP.

Non-GAAP Reconciliations (unaudited)							Table 10

	As of and for the Three Months Ended					As of and for the Nine Months Ended
(dollars in thousands, except per share data)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025

Pre-Tax Pre-Provision Net Income:
Pre-tax income	$13,837	$12,894	$11,860	$12,391	$12,296	$38,592	$35,054
Add: provision for credit losses	348	399	122	463	-	869	-
Pre-tax pre-provision net income	$14,185	$13,293	$11,982	$12,854	$12,296	$39,461	$35,054
Tangible Common Equity:
Shareholders’ equity	$311,307	$302,618	$293,518	$285,344	$245,153	311,307	245,153
Less: noncontrolling interest							-
Less: goodwill	8,511	8,511	8,511	8,511	8,511	8,511	8,511
Less: core deposit intangible (net of tax benefit)	2,310	2,594	2,875	3,164	3,448	2,310	3,448
Tangible common equity	$300,486	$291,513	$282,132	$273,669	$233,194	$300,486	$233,194
Pre-Tax Pre-Provision Return on Average Assets:
Total average assets	$2,357,445	$2,301,752	$2,296,115	$2,249,282	$2,170,869	$2,318,437	$2,236,196
Pre-tax pre-provision net income	14,185	13,293	11,982	12,854	12,296	39,461	35,054
Pre-tax pre-provision return on average assets	2.41%	2.31%	2.09%	2.29%	2.27%	2.27%	2.09%
Return on Average Tangible Common Equity:
Total average shareholders’ equity	$306,929	$297,631	$288,485	$259,784	$239,473	$297,681	$229,099
Less: average intangible assets (net of tax benefit)	10,821	11,105	11,386	11,767	11,980	$11,104	$12,096
Less: average non controlling interest	-	-	-	-	-	-	-
Average common tangible equity	296,108	286,526	277,099	248,017	227,493	286,577	217,003
Net income to shareholders	10,868	10,216	9,534	10,167	9,467	30,619	27,057
Return on average common tangible equity	14.68%	14.26%	13.76%	16.40%	16.65%	14.25%	16.62%

Non-GAAP Reconciliations (unaudited)
	As of and for the Three Months Ended					As of and for the Nine Months Ended
(dollars in thousands, except per share data)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Tangible Book Value per Share:
Tangible common equity	$300,486	$291,513	$282,132	$273,669	$233,194	$300,486	$233,194
Shares of common stock outstanding	13,710,195	13,701,270	13,697,987	13,697,987	12,239,644	13,710,195	12,239,644
Tangible book value per share, reported	$21.92	$21.28	$20.60	$19.98	$19.05	$21.92	$19.05
Tangible Common Equity to Tangible Assets:
Tangible common equity	$300,486	$291,513	$282,132	$273,669	$233,194	$300,486	$233,194
Total assets	2,442,326	2,376,584	2,328,789	2,291,455	2,214,408	2,442,326	2,214,408
Less: intangible assets	11,629	12,012	12,392	12,767	13,149	11,629	13,149
Tangible assets	2,430,697	2,364,572	2,316,397	2,278,688	2,201,258	2,430,697	2,201,258
Tangible common equity to tangible assets	12.36%	12.33%	12.18%	12.01%	10.59%	12.36%	10.59%
Core Deposits:
Total Deposits	$1,887,395	$1,873,172	$1,892,217	$1,815,734	$1,780,634	$1,887,395	1,780,634
Less: Time deposits greater than $250,000	108,213	107,910	105,717	103,833	101,767	108,213	101,767
Less: Brokered deposits	47,275	55,375	41,533	47,970	47,970	47,275	47,970
Core deposits	$1,731,907	$1,709,887	$1,744,967	$1,663,931	$1,630,897	$1,731,907	$1,630,897
Core Net Income:
Net income	$10,868	$10,216	$9,534	$10,167	$9,467	$30,619	$27,057
Add: Non-recurring Expense	-	-	603	-	-	603	309
Less: tax effect	-	-	(133)	-	-	(133)	(78)
Core net income	$10,868	$10,216	$10,004	$10,167	$9,467	$31,088	27,288
Core Net Income per Share:
Core net income	$10,868	$10,216	$10,004	$10,167	$9,467	$31,088	$27,288
Weighted average common shares outstanding	13,720,149	13,722,727	13,712,162	13,704,030	12,240,568	13,718,682	12,206,128
Core net income per share diluted	$0.79	$0.74	$0.73	$0.74	$0.77	$2.27	$2.24

Non-GAAP Reconciliations (unaudited)
	As of and for the Three Months Ended					As of and for the Nine Months Ended
(dollars in thousands, except per share data)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Core Return on Average Assets:
Core net income	$10,868	$10,216	$10,004	$10,167	$9,467	$31,088	$27,288
Average assets	2,357,445	2,301,752	2,296,115	2,249,282	2,170,869	2,318,437	2,236,196
Core return on average assets	1.84%	1.78%	1.74%	1.81%	1.74%	1.79%	1.63%
Core Return on Average Common Equity:
Total average shareholders’ equity	$306,929	$297,631	$288,485	$259,784	$239,473	$297,681	$229,099
Core net income	$10,868	$10,216	$10,004	$10,167	$9,467	$31,088	$27,288
Core return on average common equity	14.16%	13.73%	13.87%	15.65%	15.81%	13.92%	15.88%
Core Return on Average Tangible Common Equity:
Average tangible common equity	$296,108	$286,526	$277,099	$248,017	$227,493	$286,577	$217,003
Core net income	10,868	10,216	10,004	10,167	9,467	31,088	27,288
Core return on average tangible common equity	14.68%	14.26%	14.44%	16.40%	16.65%	14.46%	16.77%
Core Efficiency Ratio:
Net interest income	$22,487	$21,515	$20,478	$20,810	$20,222	$64,480	$59,620
Noninterest income	2,699	2,650	2,591	2,667	2,626	7,941	7,293
Operating revenue	$25,186	$24,165	$23,069	$23,477	$22,848	$72,421	66,913
Total noninterest expenses	11,001	10,872	11,087	10,623	10,552	32,960	31,858
Less: non-recurring expenses	-	-	603	-	-	603	309
Core noninterest expenses	11,001	10,872	10,484	10,623	10,552	32,357	31,549
Core efficiency ratio	43.68%	44.99%	45.45%	45.25%	46.18%	44.68%	47.15%
Efficiency ratio	43.68%	44.99%	48.06%	45.25%	46.18%	45.51%	47.61%

Contacts

Philip J. Metheny
Sr. Executive Vice President, Chief Financial Officer
Commercial Bancgroup, Inc.
ir@cbtn.com
423-869-5151

Roger Mobley
Executive Vice President, Chief Financial Officer
Commercial Bank
ir@cbtn.com
704-648-0185

Source

Commercial Bancgroup, Inc.